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                                    FORM 8-K

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 16, 1998
                (Date of Report, date of earliest event reported)


                               STAGE STORES, INC.
             (Exact name of registrant as specified in its charter)


                        Commission file number 001-14035


               DELAWARE
    (State or other jurisdiction of                   76-0407711
    incorporation or organization)       (I.R.S. Employer Identifications No.)

      10201 MAIN STREET, HOUSTON, TEXAS                    77025
   (Address of principal executive offices)              (Zip Code)


                                 (713) 667-5601
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

      A press release regarding the Company's third quarter 1998 sales update and certain other matters was issued by the Company on September 16, 1998 and is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of business acquired.

           Not applicable.

      (b)  Pro forma financial information.

           Not applicable.

      (c)  Exhibits.

           99.1  Press release dated September 16, 1998 issued by the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                STAGE STORES, INC.

SEPTEMBER 16, 1998                              /s/ JAMES A. MARCUM
(Date)                                              James A. Marcum
                                                    Vice Chairman and
                                                    Chief Financial Officer

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